HEITMAN REAL ESTATE FUND
------------------------
MANAGEMENT LETTER                                           DECEMBER 31, 1995
------------------------------------------------------------------------------
REVIEW OF REIT STOCKS 1995 PERFORMANCE
--------------------------------------
1995 was a bumpy but successful year for REIT stocks, which responded dramatically in the second half of the year. REITs underperformed the broader equity markets by a wide margin as the major market indices had banner years. However, we think this sets the stage for a period of improved relative performance in 1996.

The Wilshire Real Estate Securities Index1 ("WRESI") returns were negative for most of 1995 until the beginning of May, after which it rose in surges, finishing 1995 with a 13.65% total return. The dividend yield2 on the WRESI at the 1995 year-end stood at 6.50%, down only slightly from the 1994 year-end level of 6.69%. The Standard and Poor's Composite Index of 500 Stocks3 ("S&P 500"), by contrast, provided a total return of 37.58% in 1995, with the year-end yield standing at 2.16%. These total return levels are consistent with the relative cash flow growth results for these two respective indices: companies in the WRESI increased cash flow on average by 8.8%, consistent with our expectations, while the S&P 500 stocks increased earnings by over 20%.

With a growing economy, real estate fundamentals continued to improve in 1995 for nearly all property types. The research of Heitman/PRA Securities Advisors, Inc. ("Heitman/PRA"), the investment adviser to the Heitman Real Estate Fund indicates that in most regional markets, office, industrial and hotel properties continue to be available for purchase at significant discounts to replacement cost. This provides acquisition opportunities for REITs and keeps a lid on new development, which has been the bane of most real estate recoveries in past cycles. Most apartment markets have recovered fully, and indications are that a measure of discipline by apartment developers has enabled a relatively stable equilibrium to evolve, whereby new construction just about matches new demand for apartments. Retail real estate is the one property type for which fundamentals deteriorated somewhat in 1995. Weak same store retail sales and the resultant business failures, particularly in the apparel sector, and continued new construction all contributed to weakening in the regional mall and community center types, whereas the more necessity-oriented neighborhood centers remained relatively insulated from these problems.


--------------------
1 The Wilshire Real Estate Index is an unmanaged index of real estate securities.

2 A dividend yield is calculated by dividing a stock's annual dividend by its share price.

3 The S&P 500 is an unmanaged index of common stocks which cannot be directly invested in.

4 Unlike stocks, government bonds are guaranteed by the U.S. government and, if held to maturity, offer both a fixed rate of return and fixed principal value.

HEITMAN REAL ESTATE FUND
------------------------
MANAGEMENT LETTER-CONTINUED                                 DECEMBER 31, 1995
------------------------------------------------------------------------------
In terms of capital raising, 1995 was another outstanding year in the REIT sector. A total of six initial public offerings raised over $7.5 billion of new equity in 1995, the third highest year on record. Issues of secondary offerings were the highest ever, at $6.7 billion. This reflects the decline in volume of initial public offerings and a commensurate increase in the prevalence of secondary offerings, which has served to increase the average market capitalization and, therefore, liquidity within the industry.

Interest rates, we believe, had some measure of positive contribution towards REIT returns in 1995, and, it appears, will continue to in 1996. As the economy slowed considerably from its robust 1994 pace, and as the Federal Reserve Board became convinced that inflation was under control, interest rates across all portions of the maturity spectrum fell considerably. The yield on the 30-year U.S. Treasury bond4 plummeted almost two full percentage points in 1995, from 7.88% on December 31, 1994 to 5.95% on December 31, 1995.

Interest rates affect REITs by two primary mechanisms. Lower interest rates will boost REIT cash flows as interest payments on floating rate debt decline immediately and interest payments on fixed rate debt decline as this debt is refinanced in a lower interest rate environment. Secondly, lower interest rates increase the attractiveness of equities relative to fixed income investments. REITs, like utility stocks, are one of the primary beneficiaries of this effect because their high dividends attract yield investors when interest rates on fixed income investments decline.

REVIEW OF HEITMAN REAL ESTATE FUND 1995 PERFORMANCE
---------------------------------------------------
The charts and table below depict the performance of the classes of the Heitman Real Estate Fund for the period ended December 31, 1995.

[GRAPHICAL REPRESENTATION(POINTS AND LINES) REQUIRED BY ITEM 5A OF FORM N-1A]

   COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN THE HEITMAN/PRA
                              INSTITUTIONAL CLASS


                      3/13/89    9/30/89  9/30/90  9/30/91  9/30/92  9/30/93  9/30/94  12/31/94  12/31/95


INSTITUTIONAL CLASS   250000     262050   193603   231491   265034   365110   346088   348338    386202

WRESI                 250000     266650   174122   195609   200069   265592   251250   250622    284831

S&P 500 INDEX         250000     300750   272931   358003   397634   449326   465817   468845    645036

--------------------
   PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

HEITMAN REAL ESTATE FUND
------------------------
MANAGEMENT LETTER-CONTINUED                                 DECEMBER 31, 1995
------------------------------------------------------------------------------
[GRAPHICAL REPRESENTATION(POINTS AND LINES) REQUIRED BY ITEM 5A OF FORM N-1A]

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ADVISOR CLASS*

                      5/15/95    12/31/95


ADVISOR CLASS         9525       10781

WRESI                 10000      10963

S&P 500 INDEX         10000      11853

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                               ADVISORY   WILSHIRE
                                     ADVISORY   CLASS       REAL
                        HEITMAN/PRA   CLASS     PUBLIC     ESTATE
                      INSTITUTIONAL NET ASSET  OFFERING  SECURITIES
                           CLASS      VALUE    PRICE(1)     INDEX   S&P 500
                      ------------- ---------  --------  ---------- -------
Inception 3/13/89
  through 12/31/95        6.59%        n/a       n/a        1.93%    14.83%
Inception 5/15/95 (2)
  through 12/31/95 (3)      n/a     13.19%     7.81%        9.63%    18.53%
Five Year Ending
  12/31/95               14.80%        n/a       n/a       11.40%    16.59%
Three Year Ending
  12/31/95               11.05%        n/a       n/a       10.00%    15.34%
One Year Ending
  12/31/95               10.87%        n/a       n/a       13.65%    37.58%
Quarter Ending
  12/31/95 (3)            4.76%      4.53%    -0.44%        3.59%     6.02%

(1) Reflects the deduction of the maximum 4.75% sales charges and assumes re-investment of all dividends at net asset value.
(2)  Inception date of Advisor Class.
(3)  Represents aggregate total returns.

In accordance with our views on the underlying real estate fundamentals, we continued to overweight office, industrial, and self-storage sectors, each of which outperformed the WRESI. At the same time, we underweighted retail (regional mall, outlet center and strip center operators) sectors, which underperformed the WRESI. Despite these strategic moves, the Fund
--------------------
* THE VALUES SHOWN FOR THE ADVISOR CLASS SHARES REFLECT THE EFFECT OF THE MAXIMUM SALES LOAD OF 4.75%.
   PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

HEITMAN REAL ESTATE FUND
------------------------
MANAGEMENT LETTER-CONTINUED                                 DECEMBER 31, 1995
------------------------------------------------------------------------------
underperformed the WRESI in 1995, primarily due to our abstention from investment in the non-REIT hotels. These companies comprise a substantial portion of the WRESI and staged impressive recoveries in 1995.

As of the close of 1995, Heitman/PRA has become integrated into the organization of its parent, Heitman Financial Ltd. ("Heitman"). As of December 31, 1995, Heitman and its affiliates, manage over $13 billion in direct real estate investments in the U.S. on behalf of institutional investors, providing a presence in most major markets and in all major property types. This presence, along with the resources of the Heitman research department, brings to bear one of the most extensive intelligence networks in the industry in order to facilitate Heitman/PRA's investment decisions.

OUTLOOK FOR 1996 FOR REIT STOCKS
--------------------------------
As we look forward to 1996, we continue to see a bright future for the REIT sector. All of the traditional buy signals are trending positive. Real estate fundamentals continue to improve. We expect rents and occupancies may continue to rise in the office, industrial and self-storage sectors as new construction remains moderate to negligible. In addition, we expect apartments may continue to witness stable occupancies, modest rent growth and continued yet subdued new construction. After being battered in 1995, we believe retail REITs may begin to see recovery in 1996, as their valuations have fallen to attractive levels in many cases. Overall, we are predicting cash flow in the REIT sector to reliably grow in the 7% to 8% range in 1996.

Low interest rates should continue to exert a powerful effect on REIT stocks in 1996. Over the years, REITs have tracked the yield on 10-year U.S. treasury bonds in a fairly predictable manner. Historically, when the ratio of REIT yields to 10-year U.S. treasury bonds reach 110%, it presages a major rally in REIT share prices. At the beginning of 1995, when the yield on the Wilshire REIT Index (the REIT portion of the WRESI) was 7.47% and the 10-year U.S.treasury bond yield was 7.83%, the ratio stood at 95%. As of the end of 1995, with the Wilshire REIT Index yield at 7.40% and the 10-year U.S. treasury bond at 5.57%, the ratio was an historically high 133%.

In summary, we believe that, as a result of both the fundamental and technical indicators, the long term outlook for REITs may continue to be positive for the next few years. As always, we appreciate your continued confidence and look forward to serving you in the next year.

Sincerely,

/s/ Dean A. Sotter

Dean A. Sotter
Portfolio Manager
February 26, 1996

ACG CAPITAL CORPORATION IS THE DISTRIBUTOR FOR  THE  ADVISOR  CLASS.   RODNEY
SQUARE DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE HEITMAN/PRA INSTITUTIONAL CLASS.

HEITMAN REAL ESTATE FUND
------------------------
SCHEDULE OF INVESTMENTS                                     DECEMBER 31, 1995
------------------------------------------------------------------------------
                                                    NAREIT      MARKET VALUE
                                         SHARES  CLASSIFICATION   (NOTE 2)
                                        -------  -------------- ------------
COMMON STOCK - 93.6%
   Alexander Haagen Properties, Inc.....132,700     Equity      $  1,625,575
   Avalon Properties, Inc...............165,272     Equity         3,553,348
   Cali Realty Corporation..............194,400     Equity         4,252,500
   Camden Property Trust................ 97,752     Equity         2,333,829
   Carr Realty Corp.....................114,900     Equity         2,800,687
   Centerpoint Properties Corp..........168,800     Equity         3,903,500
   Charles E. Smith Residential Realty,
     Inc................................ 68,700     Equity         1,623,038
   Chateau Properties, Inc..............156,958     Equity         3,531,555
   Chelsea GCA Realty, Inc.............. 88,193     Equity         2,645,790
   Colonial Properties Trust............117,438     Equity         2,994,669
   Debartolo Realty Corp................303,700     Equity         3,948,100
   Developers Diversified Realty Corp...140,130     Equity         4,203,900
   Equity Residential Properties Trust.. 80,700     Equity         2,471,437
   Evans Withycombe Residential, Inc....117,300     Equity         2,521,950
   Gables Residential Trust............. 71,500     Equity         1,635,563
   Grubb & Ellis Realty Income Trust*...189,700     Mortgage         199,185
   Kimco Realty Corp....................137,700     Equity         3,752,325
   Macerich Company (The)...............190,100     Equity         3,802,000
   Merry Land & Investment Company, Inc. 61,500     Equity         1,452,937
   Oasis Residential, Inc...............120,000     Equity         2,730,000
   Patriot American Hospitality, Inc.... 45,400     Equity         1,169,050
   Post Properties, Inc................. 68,177     Equity         2,173,142
   ROC Communities, Inc.................149,444     Equity         3,586,656
   Rouse Company........................134,100     Equity         2,732,288
   Security Capital Industrial Trust....204,700     Equity         3,582,250
   Security Capital Pacific Trust.......127,530     Equity         2,518,717
   South West Property Trust............283,966     Equity         3,833,541
   Sovran Self Storage, Inc.............103,200     Equity         2,721,900
   Spieker Properties, Inc..............156,800     Equity         3,939,600
   Storage Trust Realty.................130,100     Equity         2,959,775
   Storage USA Inc......................101,400     Equity         3,308,175
   Taubman Centers, Inc................. 61,800     Equity           618,000
   United Dominion Realty Trust.........137,000     Equity         2,055,000
   Vornado Realty Trust................. 94,600     Equity         3,547,500
                                                                ------------
       TOTAL COMMON STOCK (COST $85,097,964)...................   94,727,482
                                                                ------------







   The accompanying notes are an integral part of the financial statements.

HEITMAN REAL ESTATE FUND
------------------------
SCHEDULE OF INVESTMENTS-CONTINUED                           DECEMBER 31, 1995
------------------------------------------------------------------------------

                                            PAR                 MARKET VALUE
                                           (000)                  (NOTE 2)
                                           ------               ------------
CONVERTIBLE BOND - 4.1%
   Liberty Property Trust, 8.00%,
     Due 07/01/01 (COST $4,074,000)....... $4,074               $  4,180,943
                                                                ------------
       TOTAL INVESTMENTS (COST $89,171,964) - 97.7%...........    98,908,425
       OTHER ASSETS AND LIABILITIES, NET - 2.3%...............     2,303,524
                                                                ------------
       NET ASSETS _ 100.0%....................................  $101,211,949
                                                                ============
*   NON-INCOME PRODUCING SECURITY.






































   The accompanying notes are an integral part of the financial statements.

HEITMAN REAL ESTATE FUND
------------------------
STATEMENT OF ASSETS AND LIABILITIES-DECEMBER 31, 1995
------------------------------------------------------------------------------
ASSETS:
   Investments, at market value (identified cost
      $89,171,964) (Note 3)............................. $ 98,908,425
   Cash.................................................      330,742
   Receivables:
      Capital shares sold...............................       67,057
      Dividends.........................................      884,117
      Interest..........................................      162,960
      Investment securities sold........................    1,368,512
      Reimbursement due from Advisor....................       17,876
   Other assets.........................................       12,389
                                                         ------------
           TOTAL ASSETS.................................  101,752,078
                                                         ------------
LIABILITIES:
   Payables:
      Capital shares redeemed...........................      184,864
      Investment management fees (Note 4)...............       63,766
      Investment securities purchased...................      108,957
      Accrued expenses..................................      182,542
                                                         ------------
           TOTAL LIABILITIES............................      540,129
                                                         ------------
NET ASSETS:
     (Applicable to 11,694,435 shares of
       $0.001 par value beneficial interest
       issued and outstanding; unlimited
       number of shares authorized)..................... $101,211,949
                                                         ============
   Net asset value, offering price and
       redemption price per Institutional
       class share ($95,692,193 / 11,057,916)...........        $8.65
                                                                =====
   Net asset value and redemption price per
       Advisor class share ($5,519,756 / 636,519).......        $8.67
                                                                =====
   Offering price per Advisor class share
       ($8.67 / 0.9525).................................        $9.10
                                                                =====
SOURCE OF NET ASSETS:
   Paid-in capital                                       $ 95,618,745
   Accumulated net realized loss on investments.........   (4,143,257)
   Net unrealized appreciation of investments...........    9,736,461
                                                         ------------

NET ASSETS.............................................. $101,211,949
                                                         ============




   The accompanying notes are an integral part of the financial statements.

HEITMAN REAL ESTATE FUND
------------------------
STATEMENT OF OPERATIONS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (Note 2).........................             $4,671,604
   Interest...................................                426,351
                                                           ----------
           Total investment income............              5,097,955
                                                           ----------
EXPENSES:
   Advisory fees (Note 4).....................$  724,658
   Administration fees (Note 4)...............   107,310
   Trustees' fees and expenses (Note 5).......    63,067
   Accounting fees (Note 4)...................    56,863
   Professional fees..........................   132,045
   Custodian fees.............................    36,235
   Insurance..................................    16,424
   Federal Registration fees..................     1,685
   State Registration fees....................    47,845
   Shareholder report fees....................    14,999
   Distribution fees - Advisor Shares (Note 4)     2,985
   Shareholder Servicing fees - Advisor Shares
     (Note 4).................................     2,985
   Transfer agent fees........................    55,835
   Other......................................    36,001
                                              ----------
           Total expenses before expense
             reimbursement...................  1,298,937
           Reimbursement from Advisor -
             Advisor Shares..................    (40,461)
                                              ----------
                Expenses, net................               1,258,476
                                                           ----------
                Net investment income........               3,839,479
                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss from security transactions..........  (1,952,399)
   Net change in unrealized appreciation of investments..   7,936,118
                                                           ----------

                Net realized and unrealized gain
                  on investments.........................   5,983,719
                                                           ----------

   Net increase in net assets resulting from
     operations..........................................  $9,823,198
                                                           ==========







   The accompanying notes are an integral part of the financial statements.

HEITMAN REAL ESTATE FUND
------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                               FOR THE THREE-
                                       FOR THE FISCAL YEAR  MONTH PERIOD ENDED
                                    ENDED DECEMBER 31, 1995  DECEMBER 31,1994
                                    ----------------------- ------------------
OPERATIONS:
  Net investment income (Note 2)...........$ 3,839,479        $  1,178,235
  Net realized loss from security
    transactions........................... (1,952,399)         (2,179,993)
  Net change in unrealized appreciation
    of investments.........................  7,936,118           1,423,853
                                           -----------        ------------
    Net increase in net assets resulting
      from operations......................  9,823,198             422,095
                                           -----------        ------------
DISTRIBUTIONS TO SHAREHOLDERS -
  INSTITUTIONAL SHARES (NOTE 2):
  From net investment income ($0.33 and
    $0.10 per share, respectively)......... (3,778,062)         (1,186,472)
  From net capital gains ($0.00 and $0.77
    per share, respectively)...............    (37,013)         (9,104,451)
  From tax return of capital ($0.18 and
    $0.11 per share, respectively)......... (2,081,064)         (1,301,682)

DISTRIBUTIONS TO SHAREHOLDERS - ADVISOR SHARES
  (NOTE 2):
  From net investment income ($0.23
    and $0.00 per share, respectively).....    (69,725)               _
  From net capital gains ($0.00 and
    $0.00 per share, respectively).........       (683)               _
  From tax return of capital ($0.13
    and $0.00 per share, respectively).....    (38,406)               _
                                           -----------        ------------
    Total distributions paid to
      shareholders......................... (6,004,953)        (11,592,605)
                                           -----------        ------------
CAPITAL SHARE TRANSACTIONS:
  Receipt from Institutional Shares sold    16,694,861           5,006,204
  Receipt from Institutional Shares issued
    on reinvestment of distributions.......  3,002,158           6,867,624
  Institutional Shares redeemed............(33,136,352)        (11,402,549)
  Receipt from Advisor Shares sold......... 10,634,266                _
  Receipt from Advisor Shares issued on
    reinvestment of distributions..........     72,560                _
  Advisor Shares redeemed.................. (5,442,423)               _
                                           -----------        ------------
  Increase (decrease) in net assets
    resulting from capital share
    transactions........................... (8,174,930)            471,279
                                           -----------        ------------
      TOTAL DECREASE IN NET ASSETS......... (4,356,685)        (10,699,231)

   The accompanying notes are an integral part of the financial statements.

HEITMAN REAL ESTATE FUND
------------------------
STATEMENTS OF CHANGES IN NET ASSETS-CONTINUED
------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                     $105,568,634        $116,267,865
                                          ------------        ------------
  End of period (including undistributed
    net investment income of $0 and
    $8,308, respectively)................ $101,211,949        $105,568,634
                                          ============        ============

TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST WERE:
  Institutional Shares sold..............    2,056,156             579,574
  Institutional Shares issued on
    reinvestment of distributions........      368,561             838,537
  Institutional Shares redeemed..........   (4,093,559)         (1,291,748)
  Advisor Shares sold....................    1,276,166                _
  Advisor Shares issued on reinvestment
    of distributions.....................        8,519                _
  Advisor Shares redeemed................     (648,167)               _
                                          ------------        ------------
  Net increase (decrease) in shares......   (1,032,324)            126,363
  Shares outstanding - Beginning balance.   12,726,759          12,600,396
                                          ------------        ------------
  Shares outstanding - Ending balance....   11,694,435          12,726,759
                                          ============        ============



























   The accompanying notes are an integral part of the financial statements.

HEITMAN REAL ESTATE FUND
------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
The table below sets forth financial data for a share of beneficial interest outstanding throughout each fiscal period presented.

INSTITUTIONAL SHARES
                                        FOR
                             FOR THE  THE THREE-
                              FISCAL   MONTH
                              YEAR     PERIOD      FOR THE FISCAL YEARS ENDED
                              ENDED    ENDED              SEPTEMBER 30,
                             DEC. 31,  DEC. 31,   ----------------------------
                               1995    1994      1994     1993    1992    1991
                             -------  -------- ------   ------  ------  ------
NET ASSET VALUE, BEGINNING
  OF PERIOD................  $ 8.30   $ 9.23   $10.95   $ 8.29  $ 7.66  $ 6.99
                             ------   ------   ------   ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income....    0.33a    0.10a    0.32a    0.40    0.45    0.49
  Net realized and
    unrealized gain(loss)
    on investments.........    0.53    (0.05)   (0.92)    2.67    0.63    0.67
                             ------   ------   ------   ------  ------  ------
      Total from investment
        operations.........    0.86     0.05    (0.60)    3.07    1.08    1.16
                             ------   ------   ------   ------  ------  ------
DISTRIBUTIONS
  From net investment
     income................   (0.33)a  (0.10)a  (0.31)a  (0.41)  (0.45)  (0.49)
  From net realized gain
  on investments...........    0.00    (0.77)   (0.67)    0.00    0.00    0.00
  From tax return of
    capital................   (0.18)b  (0.11)b  (0.14)b   0.00    0.00    0.00
                             ------   ------   ------   ------  ------  ------
      Total distributions..   (0.51)   (0.98)   (1.12)   (0.41)  (0.45)  (0.49)
                             ------   ------   ------   ------  ------  ------
NET ASSET VALUE, END OF
  PERIOD...................  $ 8.65   $ 8.30   $ 9.23   $10.95  $ 8.29  $ 7.66
                             ======   ======   ======   ======  ======  ======
Total Return...............  10.87%   0.65%c  (5.22)%   37.76%  14.49%  19.56%

Ratios/Supplemental Data
  Net assets, end of period
     (in 000's)............ $95,692 $105,569 $116,268 $141,672 $66,521 $54,880
  Ratio of expenses to
    average net assets.....   1.29%   1.28%*    1.22%    1.24%   1.37%   1.25%
  Ratio of net investment
    income to average net
    assets.................  3.97%a 4.35%* a   2.87%a    4.37%   5.75%   7.36%
  Portfolio Turnover.......  65.33%  37.55%*   90.11%   61.47%  28.05%  16.24%
--------------------
*   Annualized.
a Dividend receipts from REIT investments generally may include a return of capital. For financial reporting purposes, through September 30, 1993, the Fund recorded all dividend receipts, including the returns of

HEITMAN REAL ESTATE FUND
------------------------
FINANCIAL HIGHLIGHTS-CONTINUED
------------------------------------------------------------------------------
    capital,  as  net investment income.   As more fully explained in  Note  2,
    the  Fund changed its dividend recognition policy during the  fiscal  year
    ended  September 30, 1994.  The financial highlights for the years   ended
    September 30, 1991 through 1993 have not been restated.

b Historically, the Fund has distributed to its shareholders amounts approximating dividends received from the REITs. As more fully explained in Note 2, the Fund, for the fiscal year ended September 30, 1994, adopted an accounting pronouncement affecting the presentation of distributions to shareholders. The financial highlights for the years ended September 30, 1991 through 1993 have not been restated.

c The total return for the fiscal period ended December 31, 1994 has not been annualized.

HEITMAN REAL ESTATE FUND
------------------------
FINANCIAL HIGHLIGHTS-CONTINUED
------------------------------------------------------------------------------
The table below sets forth financial data for a share of beneficial interest outstanding throughout the fiscal period presented.

ADVISOR SHARES
                                                       FOR THE PERIOD
                                                        MAY 15, 1995
                                                 (COMMENCEMENT OF OPERATIONS)
                                                     THROUGH DEC. 31, 1995
                                                 --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................     $8.00

INCOME FROM INVESTMENT OPERATIONS
     Net investment income.............................      0.23a
     Net realized and unrealized gain
       on investments..................................      0.80
                                                            -----
               Total from investment operations........      1.03
                                                            -----
DISTRIBUTIONS
     From net investment income........................     (0.23)a
     From net realized gain on
       investments.....................................      0.00
     From tax return of capital........................     (0.13) b
                                                            -----
               Total distributions.....................     (0.36)
                                                            -----
NET ASSET VALUE, END OF PERIOD.........................     $8.67
                                                            =====
Total Return c ........................................     13.19% c

Ratios/Supplemental Data
     Net assets, end of period (in 000's)..............    $5,520
     Ratio of expenses to average net assets...........     1.99%* d
     Ratio of net investment income to
       average net assets..............................     4.27%* a d
     Portfolio Turnover................................     65.33%*
--------------------
*    Annualized.
a Dividend receipts from REIT investments generally may include a return of capital, which the Fund records as a reduction in the cost basis of its investments.
b Historically, the Fund has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.
c This result does not include the sales charge. If the charge had been included, the return would have been lower. The total return for the fiscal period has not been annualized.
d The Advisor has agreed to reimburse a portion of the Advisor Shares' expenses. The annualized expense ratio, had there been no reimbursement of expenses by the Advisor, would have been 5.34% for the period ended December 31, 1995. The annualized ratio of net investment income to average net assets, had there been no reimbursement of expenses by the Advisor, would have been 0.92% for the period ended December 31, 1995.

HEITMAN REAL ESTATE FUND
------------------------
NOTES TO FINANCIAL STATEMENTS                               DECEMBER 31, 1995
------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

Heitman Securities Trust (the "Trust") is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized on September 15, 1988, as a Massachusetts business trust under a Master Trust Agreement. The Master Trust Agreement permits the issuance of an unlimited number of shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of assets. Heitman Real Estate Fund (the "Fund") was organized as a series of the Trust on September 15, 1988 and shares of the Trust representing interests in the Fund were registered with the Securities and Exchange Commission on January 4, 1989. The Fund's investment objective is to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business.

The Fund offers two classes of shares (Institutional Shares and Advisor Shares). Institutional Shares and Advisor Shares are substantially identical, except that Advisor Shares bear the fees that are payable under a Distribution Plan adopted by the Board of Trustees ( the "Distribution Plan") at an annual rate of 0.25% of the average daily net assets of Advisor Shares. Additionally, the Advisor Shares bear the fees payable to Service Organizations pursuant to a Shareholder Servicing Plan at an annual rate of 0.25% of the average daily net assets of Advisor Shares owned by shareholders with whom the Service Organizations have a servicing relationship. In addition to the fees paid pursuant to the Distribution Plan and the Shareholder Servicing Plan, each class bears the expenses associated with transfer agent fees and expenses, printing of their shareholder reports, registration fees, administrative, and accounting fees. Institutional Shares commenced operations on March 13, 1989 and Advisor Shares commenced operations on May 15, 1995.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT SECURITIES TRANSACTIONS AND INVESTMENT INCOME
--------------------------------------------------------
The Fund's investment securities portfolio consists primarily of investments in public companies engaged in the real estate business. Investment securities transactions are recorded on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains or losses on sales of investment securities are determined on the first-in, first-out ("FIFO") basis.

The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. For financial reporting purposes through September 30, 1993, these dividends were recorded as dividend income, and the investment in the REIT reported at market value. During the

HEITMAN REAL ESTATE FUND
------------------------
NOTES TO FINANCIAL STATEMENTS-CONTINUED                     DECEMBER 31, 1995
------------------------------------------------------------------------------
NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES-CONTINUED fiscal year ended September 30, 1994, effective October 1, 1993, the Fund changed its accounting policy to record the return of capital portion of dividends received, as provided by the REITs, as a reduction in the cost basis of its investments in the REITs. This change has no effect on the calculation of net asset value per share.

Generally, the Fund has distributed to its shareholders amounts approximating dividends received from the REITs. Accordingly, the Fund's distributions to shareholders have included the return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to current taxation. In accordance with Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies ("SOP"), distributions representing a return of capital for tax purposes are charged to paid-in capital. The Fund adopted the SOP, effective October 1, 1993, the cumulative effect of which resulted in a reduction of paid-in capital of $2,751,000, and increases to accumulated undistributed income and realized gains of $1,584,000 and $1,167,000, respectively. These adjustments had no impact on the net asset value of the Fund.

The  financial highlights for prior periods have not been restated to  reflect the change in accounting policy for recognizing dividends received or the change in presentation for distributions to shareholders under SOP 93-2. For the fiscal years September 30, 1993, 1992, 1991 and 1990, the return of capital portion of such distributions amounted to approximately 27%, 23%, 23% and 26%, respectively, which was determined by notifications from the REITs in prior periods.

INVESTMENT SECURITIES VALUATION
-------------------------------
Investment securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. If there has been no sale, the investment security is valued at the average between the closing bid and closing offer quoted on such day. Investment securities traded only in the over-the-counter market are valued at the last price reported on the National Market System, or, if the security is not reported on the National Market System, at the last reported bid on such day. Convertible bonds for which there has been no sale are valued based on the market value of the underlying security and the conversion factor. Otherwise, the investment security is valued by such method as the Trustees shall determine in good faith to reflect its fair market value.

Because the Fund may invest a substantial portion of its assets in REITs, the Fund may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of

HEITMAN REAL ESTATE FUND
------------------------
NOTES TO FINANCIAL STATEMENTS-CONTINUED                     DECEMBER 31, 1995
------------------------------------------------------------------------------
NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES-CONTINUED projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

Effective May 14, 1992, Grubb & Ellis Realty Trust ("GRIT") completed its dissolution by transferring all its remaining assets to a liquidating trust. On the date of the dissolution, GRIT's shares were canceled and replaced by beneficial interests in a liquidating trust, which are not transferable. Disclosed in the annual report of GRIT dated December 31, 1991, were an estimated remaining proceeds per share of $4.17 for the liquidating trust. The last publicly quoted price on a national securities exchange for GRIT was $3.00 per share. On March 25, 1994, the Fund received a distribution from GRIT in the amount of $369,915, representing $1.95 for each share of the GRIT liquidating trust held by the Fund. The Trustees have determined that the Fund's ownership in the liquidating trust should be valued at $1.05 per share. At December 31, 1995, the Fund owned 189,700 shares of the GRIT liquidating trust for a value of $199,185.

INCOME TAXES
------------
The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund will be entitled to claim a dividends paid deduction for distributions of income and capital gains to shareholders. Accordingly, the Fund will not be liable for federal income taxes to the extent its taxable investment income and net realized capital gains are fully distributed to shareholders.

The Fund is also subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no federal income or excise tax provisions are required. At December 31, 1995, the Fund had losses deferred due to "wash sales" transactions of approximately
$397,000. The Fund offers two classes of shares. The Internal Revenue Service has not issued formal guidance concerning the circumstances in which the allocation of class specific expenses may result in a fund's distributions being deemed preferential. Under the Internal Revenue Code, a fund that makes preferential distributions will not qualify for the dividends paid deduction. In management's opinion, the fund's distributions to its respective classes are not preferential within the meaning of the Internal Revenue Code. Accordingly, the accompanying financial statements do not include any provision for tax liabilities, on distributions to the Fund's classes, which amount would be less than 1% of the Fund's net assets at December 31, 1995.

HEITMAN REAL ESTATE FUND
------------------------
NOTES TO FINANCIAL STATEMENTS-CONTINUED                     DECEMBER 31, 1995
------------------------------------------------------------------------------
NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES-CONTINUED
The Fund has a net tax basis capital loss carryforward of approximately $3,735,000 as of December 31, 1995, which may be applied against any realized net taxable capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires as follows: approximately $2,179,000 on December 31, 2002 and approximately $1,556,000 on December 31, 2003.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
-----------------------------------------------------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

EXPENSES
--------
All expenses of the Fund (other than transfer agent fees and expenses, reports to shareholder expenses, registration and filing fees, administrative and accounting fees, expenses incurred under the Distribution Plan, and expenses incurred under the Shareholder Servicing Plan) are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund.

NOTE 3 - INVESTMENT SECURITIES

For the fiscal year ended December 31, 1995, the cost of purchases and the proceeds from sales of investment securities (excluding short-term investments) aggregated $62,015,833 and $70,148,394, respectively. Cost for federal income tax purposes is $89,568,863 and unrealized appreciation consists of:

     Gross unrealized appreciation                          $9,966,623
     Gross unrealized depreciation                            (627,061)
                                                            ----------
          Net unrealized appreciation                       $9,339,562
                                                            ==========

NOTE 4 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund entered into an Investment Management Agreement (the "Agreement") with Heitman/PRA Securities Advisors, Inc. (the "Advisor") on January 31, 1995. The Advisor is a wholly owned subsidiary of Heitman Financial Ltd. ("Heitman"), a wholly owned subsidiary of United Asset Management Corporation. The Fund pays the Advisor a fee for its services, calculated daily and paid monthly, at the annual rate of 0.75% of the Fund's first $100 million of average daily net assets and 0.65% of the average daily net assets of the Fund in excess of $100 million, excluding assets invested in any money market mutual fund. The Agreement provides that in the event total expenses of the

HEITMAN REAL ESTATE FUND
------------------------
NOTES TO FINANCIAL STATEMENTS-CONTINUED                     DECEMBER 31, 1995
------------------------------------------------------------------------------
NOTE 4 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES-CONT. Fund (exclusive of interest, taxes, brokerage expenses, distribution expenses and extraordinary items) for any fiscal year of the Fund exceed (i) 1.75% of the Fund's average net assets up to $50 million or (ii) 1.50% if the Fund's average net assets exceed $50 million, the Advisor will pay or reimburse the Fund for that excess up to the amount of its advisory fee during that fiscal year.

Prior to January 31, 1995, PRA Securities Advisors, L.P. (the "Prior Advisor") served as the Fund's advisor pursuant to an Investment Management Agreement whose terms were substantially the same as the Fund's current Agreement with the Advisor.

From the commencement of operations (March 13, 1989) through December 2, 1990, the administrative, accounting and bookkeeping services were provided to the Fund by the Prior Advisor, while transfer agent services were provided by the Trust, all costs for which were borne by the Prior Advisor. For the period December 3, 1990 through September 30, 1991, transfer agent services were provided to the Fund by Fund/Plan Services, Inc. ("FPS") with the cost being borne by the Fund. During the period December 3, 1990 through September 18, 1991, the Prior Advisor subcontracted with FPS to perform administrative, accounting and bookkeeping services to the Fund, at the Prior Advisor's cost. Under the terms of an administrative services agreement between the Trust and FPS, effective September 19, 1991, administrative, accounting and bookkeeping services were provided by FPS with the costs borne by the Fund.

On November 19, 1993, the Board of Trustees elected not to renew the agreement between the Fund and FPS. Effective December 4, 1993, all services previously contracted to FPS are now being performed by Rodney Square Management Corporation ("Rodney Square"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation, a publicly held bank holding company. For accounting services provided, Rodney Square receives an annual fee of $45,000 plus an amount equal to 0.02% of that portion of the Institutional shares' average daily net assets for the year in excess of $100 million, plus any out-of-pocket expenses. In addition, for accounting services provided, Rodney Square also receives an amount equal to 0.02% of the Fund's average daily net assets with respect to the Advisor Shares, subject to a minimum annual fee of $25,000, plus any out-of-pocket expenses. Also, for administrative services provided, Rodney Square receives a monthly administration fee from the Fund at an annual rate of 0.10% of the Fund's average daily net assets, plus any out-of-pocket expenses. Additionally, for administrative services provided, the Advisor shares are subject to a minimum annual fee of $25,000. Finally, effective January 3, 1994, all transfer agent services previously contracted to FPS are now being performed by Rodney Square.

HEITMAN REAL ESTATE FUND
------------------------
NOTES TO FINANCIAL STATEMENTS-CONTINUED                     DECEMBER 31, 1995
------------------------------------------------------------------------------
NOTE 4 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES-CONT. The Fund has adopted a Distribution Plan for the Advisor Shares in accordance with the regulations under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to ACG Capital Corporation, the distributor for the Advisor Shares ( "ACG" or the "Distributor") at an annual rate of 0.25% of the daily net assets of Advisor Shares of the Fund as a distribution fee. The distribution fees are used by the Distributor to finance activities primarily intended to result in the sale of Advisor Shares of the Fund. During the fiscal year ended December 31, 1995, fees paid to the Distributor amounted to $2,985.

The Fund has also adopted a Shareholder Servicing Plan for the Advisor Shares. Pursuant to the Shareholder Servicing Plan, the Trust contracts with Service Organizations to provide a variety of shareholder services, such as maintaining shareholder accounts and records, answering inquiries regarding the Fund, and processing purchase and redemption orders. The Fund pays fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of Advisor Shares owned by shareholders with whom the Service Organization has a servicing relationship. During the fiscal year ended December 31, 1995, fees paid to Service Organizations amounted to $2,985.

NOTE 5 - REMUNERATION OF TRUSTEES

Independent Trustees are each paid an annual fee of $10,000, plus $1,000 per meeting attended or $500 for participation by telephone, plus travel expenses in connection with meetings. Independent Trustees are Robert W. Beeney, Donald
L. Foote, Maurice Wiener, John F. Goydas and George C. Weir. Mr. Weir is voluntarily waiving his fees.

Certain officers and trustees of the Fund are also officers and/or affiliates of the Advisor and certain shareholders.

NOTE 6 - THE CUSTODIAN AGREEMENT

WTC serves as Custodian of the assets of the Fund, pursuant to an agreement dated December 6, 1993.

NOTE 7 - CHANGE IN FISCAL YEAR-END

On December 5, 1994, the Board of Trustees of the Fund voted to change the fiscal year-end of the Fund from September 30th to December 31st. This change was implemented beginning with the three-month period ended December 31, 1994.

HEITMAN REAL ESTATE FUND
------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------------------------------------------------------
To the Shareholders and Trustees of Heitman Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Heitman Real Estate Fund, including the schedule of investments, as of December 31, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heitman Real Estate Fund as of December 31, 1995, the results of its operations, changes in its net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

/s/  ARTHUR ANDERSEN LLP

Philadelphia, PA

February 26, 1996

HEITMAN REAL ESTATE FUND
------------------------
DIVIDEND NOTICES                                            DECEMBER 31, 1995
------------------------------------------------------------------------------
The following information is required by section 854(b)(2) of the Internal Revenue Code and is based on the Fund's tax year January 1, 1995 through December 31, 1995:

                          INSTITUTIONAL CLASS SHARES

                              ORDINARY INCOME
                          DISTRIBUTIONS PER SHARE
                          -----------------------
                                                             LONG TERM
             TOTAL        FROM         FROM       RETURN OF   CAPITAL
  DATE      DIVIDEND   INVESTMENT   SHORT TERM     CAPITAL     GAINS
  PAID     PER SHARE     INCOME    CAPITAL GAINS  PER SHARE  PER SHARE
--------   ---------   ----------  -------------  ---------  ---------

03/30/95    $0.133       $0.085      $0.000        $0.047     $0.001
06/29/95    $0.132       $0.084      $0.000        $0.047     $0.001
09/29/95    $0.114       $0.073      $0.000        $0.041     $0.000
12/29/95    $0.128       $0.082      $0.000        $0.045     $0.001

                           ADVISOR CLASS SHARES

                              ORDINARY INCOME
                          DISTRIBUTIONS PER SHARE
                          -----------------------

                                                             LONG TERM
             TOTAL        FROM         FROM       RETURN OF   CAPITAL
  DATE      DIVIDEND   INVESTMENT   SHORT TERM     CAPITAL     GAINS
  PAID     PER SHARE     INCOME    CAPITAL GAINS  PER SHARE  PER SHARE
--------   ---------   ----------  -------------  ---------  ---------
06/29/95    $0.132       $0.082      $0.000        $0.050     $0.000
09/29/95    $0.110       $0.070      $0.000        $0.039     $0.001
12/29/95    $0.120       $0.077      $0.000        $0.042     $0.001



By now shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV from the Fund. Form 1099-DIV provides you with the nature and dollar amounts of all distributions paid in calendar year 1995 and should be used to complete your 1995 tax return.

             INVESTMENT ADVISOR
    HEITMAN/PRA SECURITIES ADVISORS, INC.
    180 NORTH LASALLE STREET, SUITE 3600
             CHICAGO, IL  60601
                                                     HEITMAN REAL ESTATE FUND

                  OFFICERS
       WILLIAM L. RAMSEYER, PRESIDENT
     DEAN A. SOTTER, VICE PRESIDENT AND TREASURER
          NANCY B. LYNN, SECRETARY
    TIMOTHY J. PIRE, ASSISTANT SECRETARY
    LAURIE V. BROOKS, ASSISTANT SECRETARY
     JOHN J. KELLEY, ASSISTANT TREASURER

              BOARD OF TRUSTEES
              ROBERT W. BEENEY
               DONALD L. FOOTE
               JOHN F. GOYDAS
             WILLIAM L. RAMSEYER
               GEORGE C. WEIR
               MAURICE WIENER

   DISTRIBUTOR - HEITMAN/PRA INSTITUTIONAL CLASS
      RODNEY SQUARE DISTRIBUTORS, INC.
             RODNEY SQUARE NORTH
            1100 N. MARKET STREET
            WILMINGTON, DE 19890

         DISTRIBUTOR - ADVISOR CLASS
           ACG CAPITAL CORPORATION
       1661 TICE VALLEY BOULEVARD #200
           WALNUT CREEK, CA  94595
               (800) 888-REIT

                  CUSTODIAN
          WILMINGTON TRUST COMPANY
             RODNEY SQUARE NORTH
            1100 N. MARKET STREET
            WILMINGTON, DE  19890
                                                           ANNUAL REPORT
                                                         DECEMBER 31, 1995
      TRANSFER AGENT AND ADMINISTRATOR
    RODNEY SQUARE MANAGEMENT CORPORATION
             RODNEY SQUARE NORTH
            1100 N. MARKET STREET
            WILMINGTON, DE  19890

             TRUST HEADQUARTERS
    180 NORTH LASALLE STREET, SUITE 3600
             CHICAGO, IL  60601
              (800) 435-1405